UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2011

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, MA  01879

(Address of Principal Executive Offices)  (Zip Code)

(978)   694 -9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On March 16, 2011, Beacon Power Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2010.  Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2011, the Company issued a press release announcing that The Nasdaq Stock Market has determined to continue the listing of the Company’s securities on The Nasdaq Capital Market.  A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press release of Beacon Power Corporation dated March 16, 2011 reporting Beacon’s financial results for the quarter ended December 31, 2010.

99.2         Press release of Beacon Power Corporation dated March 16, 2011 announcing The Nasdaq Stock Market has determined to continue the listing of the Company’s securities on The Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated:	March 16, 2011	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Beacon Power Corporation dated March 16, 2011 reporting Beacon’s financial results for the quarter ended December 31, 2010.

99.2	Press release of Beacon Power Corporation dated March 16, 2011 announcing The Nasdaq Stock Market has determined to continue the listing of the Company’s securities on The Nasdaq Capital Market.